MUTUAL TERMINATION AGREEMENT

         THIS MUTUAL TERMINATION AGREEMENT (this "Agreement") is effective as of February 18, 1998 between OutSource Franchising, Inc., a Florida corporation
(by Assignment from Labor World of America, Inc.) (the "Franchisor," "we," "us" or "our"), and L.M. Investors, Inc., an Illinois corporation and Louis J. Morelli and Matthew Schubert (collectively referred to herein as the "Franchise Associate," "you" or "your") (the Franchisor and the Franchise Associate are sometimes collectively referred to as the "parties" and sometimes separately as a "party").

                             BACKGROUND INFORMATION:

         You entered into a Franchise Agreement with us dated November 1, 1994 (the "Franchise Agreement") for the Joliet and University Park, Illinois area. We granted you the right to operate a LABOR WORLD7 Business (the "Franchise") utilizing our federally registered service mark "LABOR WORLD7" and associated logos and designs (the "Marks"). You currently own a LABOR WORLD7 Franchise for a geographic territory in and around the Joliet and University Park, Illinois area, as more particularly described in the Franchise Agreement (the "Territory"). We granted the Franchise pursuant to the Franchise Agreement. OutSource International of America, Inc., an affiliate of the Franchisor ("OutSource"), has agreed to purchase the assets of franchisee in connection with the Mutual Termination of the Franchise Agreement, as evidenced by that certain Asset Purchase Agreement between you and OutSource dated February 17, 1998. This Agreement is a condition of the Asset Purchase Agreement.

         After various negotiations, you and we mutually desire to terminate the Franchise Agreement and the Franchise on the terms and conditions described in this Agreement, and as amended by the Asset Purchase Agreement. You and we are entering into this Agreement freely and voluntarily.

                                OPERATIVE TERMS:

         Accordingly, the parties agree as follows:

 1. TERMINATION. The Franchise Agreement and the Franchise for the Territory is terminated immediately, effective as of February 15, 1998. Accordingly, all of the provisions of the Franchise Agreement are of no further force or effect, except for the post-termination obligations and those provisions which expressly survive termination, and any obligations stated in the Asset Purchase Agreement (which are incorporated into this Agreement by reference).

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                  a) No Renewal: You waive any right you have to renew the
         Franchise Agreement and the Franchise.

                  b) Transfer Fee: You do not owe us a transfer fee as a result of this termination.

2. MUTUAL RELEASE. Simultaneous with the signing and delivery of this Agreement You and We must sign a full and general release in the forms attached to this Agreement, marked as Exhibit A (Release of Franchisee) and Exhibit B (Release of Morelli and Schubert) and Exhibit C (Release of Franchisor). The terms of such release is incorporated into this Agreement by this reference.

3.       MISCELLANEOUS.

                  (a) Severability. If Any of the provisions of this Agreement are held invalid for any reason, the remainder of this Agreement will not be affected and will remain in full force and effect.

                  (b) Attorneys' Fees, Etc. In any action or dispute at law or in equity that may arise under or otherwise relate to this Agreement, the prevailing party will be entitled to reimbursement of all of its costs and expenses, including reasonable accounting and legal fees (including paralegal fees and expenses, witness fees, court costs and travel and lodging expenses).

                  (c) Headings and Captions. The captions preceding each section of this Agreement are inserted solely for convenient reference; they do not constitute a part of this Agreement and do not affect its meaning, interpretation or effect.

                  (d) Counterparts. You and we may sign this Agreement in multiple counterparts. Each signed counterpart will be an original.

                  (e) Governing Law and Jurisdiction. This Agreement is governed by Illinois law. In the event of any litigation concerning this Agreement, such litigation must be brought in the appropriate courts located in Kane County, Illinois; and you and we each agree to the venue and jurisdiction of such courts.

                  (f) Joint and Several. In this Agreement, any words in the singular will also include the plural, as the case may be and as the context may require. If you consist of more than one person, then all of your obligations to us under this Agreement are joint and several.

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                  (g) Further Assurances. You and we will: (i) take any and all actions necessary or appropriate to effectuate the purposes of this Agreement; and (ii) sign any and all documents required or necessary under law or otherwise to effectuate the provisions of this Agreement.

                  (h) Effective Date. The effective date of this Agreement is February 15, 1998 regardless of the actual date of signatures.

                  (i) Background Information and Exhibits. The background information is true and correct. This Agreement will be interpreted by reference to the background information.

         To signify the intent to be bound by this Agreement, you and we have signed below:


"WE":                                           "YOU":

OUTSOURCE FRANCHISING, INC.                     L.M. Investors, Inc.
a Florida corporation                           an Illinois corporation

   /s/ David Sparkman                               /s/ Matthew Schubert
By:-----------------------------                By: ----------------------------
      Zone Vice President                              Vice President
Title:--------------------------                Title: -------------------------


                                                /s/ Louis J. Morelli
                                                --------------------------------
                                                Louis J. Morelli, individually

                                                /s/ Matthew Schubert
                                                --------------------------------
                                                Matthew Schubert, individually

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                                    EXHIBIT A
                              RELEASE OF FRANCHISEE

         THIS RELEASE is given by L.M. Investors, Inc. ("we", "us" or "our"), to OutSource Franchising, Inc. ("OFI") and all of its parent, affiliates, owners, officers, employees, legal representatives and agents, directors, successors and assigns, heirs, beneficiaries, executors and administrators (collectively, "you" or "your").

         Effective on the date of this Release, we forever release and discharge you from any and all claims, causes of action, suits, debts, agreements, promises, demands, liabilities, contractual rights and/or obligations, of whatever nature or kind, in law or in equity, which we now have or ever had against you, arising out of that certain Franchise Agreement between us and OFI dated November 1, 1994, and all addenda thereto, the franchise relationship between you and us, any other relationships between you and us, except for your obligations under the Mutual Termination Agreement and Personal Guaranty, both of which are dated February 18, 1998 (the "Agreements"). This Release shall not apply to any claims by us to World Service Credits, which accrued to us under the OutSource Franchise Agreement described herein, prior to the effective date of the Mutual Termination Agreement referenced above.

         We are bound by this Release. We freely and voluntarily give this Release to you for good and valuable consideration and we acknowledge its receipt and sufficiency.

         We represent and warrant to you that we have not assigned or transferred to any other person any claim or right we had or now have relating to or against any of you.

         In this Release, each pronoun includes the singular and plural as the context may require.

         This Release is governed by Illinois law.

         This Release is effective February 15, 1998, notwithstanding the actual date of signatures.


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         IN WITNESS WHEREOF, the undersigned execute this Release:

ATTEST:                                          L.M. Investors, Inc.
   /s/ Anita M. Dazzo                               /s/ Matthew Schubert
By:-------------------------                     By:----------------------------
                                                       Vice President
                                                 Title:-------------------------
     2/18/98
Date:-----------------------

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                                    EXHIBIT B

                         RELEASE OF MORELLI AND SCHUBERT

         THIS RELEASE is given by Louis J. Morelli and Matthew Schubert ("we", "us" or "our"), to OutSource Franchising, Inc. ("OFI") and all of its parent, affiliates, owners, officers, employees, legal representatives and agents, directors, successors and assigns, heirs, beneficiaries, executors and administrators (collectively, "you" or "your").

         Effective on the date of this Release, we forever release and discharge you from any and all claims, causes of action, suits, debts, agreements, promises, demands, liabilities, contractual rights and/or obligations, of whatever nature or kind, in law or in equity, which we now have or ever had against you, arising out of that certain Franchise Agreement between us and OFI dated November 1, 1994, and all addenda there to, the franchise relationship between you and us, except for your obligations under the Mutual Termination Agreement and Personal Guaranty, both of which are dated February 18, 1998
(the "Agreements"). This Release shall not apply to any claims by us to World Service Credits, which accrued to us under the OutSource Franchise Agreement and Addendum described herein, prior to the effective date of the Mutual Termination Agreement referenced above.

         We are bound by this Release. We freely and voluntarily give this Release to you for good and valuable consideration and we acknowledge its receipt and sufficiency.

         We represent and warrant to you that we have not assigned or transferred to any other person any claim or right we had or now have relating to or against any of you.

         In this Release, each pronoun includes the singular and plural as the context may require.

         This Release is governed by Illinois law.

         This Release is effective February 15, 1998, notwithstanding the actual date of signatures.


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         IN WITNESS WHEREOF, the undersigned execute this Release:

ATTEST:
/s/ Anita M. Dazzo                          /s/ Louis J. Morelli
--------------------------------            -----------------------------------
                                            Louis J. Morelli, individually

                                            /s/ Matthew Schubert
--------------------------------            -----------------------------------
                                            Matthew Schubert, individually

Date:   2/18/98
     ---------------------------


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            PRINCIPAL OWNER'S GUARANTY AND ASSUMPTION OF OBLIGATIONS

         This Guaranty must be signed by the principal owners (referred to as "you" for purposes of this Guaranty only) of LM Investors, Inc. (the "Franchise Owner") under the Mutual Termination Agreement (the "Agreement") dated February 18, 1998.

          1. SCOPE OF GUARANTY. In consideration of and as an inducement to, the signing and delivery of the Agreement by OutSource Franchising, Inc. ("us," "our" or "we"), each of you signing this Guaranty personally and unconditionally: (a) guarantees to us and our successors and assigns that the Franchise Owner will punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement; and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement.

          2. WAIVERS. Each of you waives: (a) acceptance and notice of acceptance by us of your obligations under this Guaranty; (b) notice of demand for payment of any indebtedness or nonperformance of any obligations guaranteed by you; (c) protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations guaranteed by you; (d) any right you may have to require that an action be brought against the Franchise Owner or any other person as a condition of your liability; (e) all rights to payments and claims for reimbursement or subrogation which you may have against the Franchise Owner arising as a result of your execution of and performance under this Guaranty.

          3. CONSENTS AND AGREEMENTS. Each of you consents and agrees that: (a) your direct and immediate liability under this Guaranty are joint and several;
(b) you must render any payment or performance required under the Agreement upon demand if the Franchise Owner fails or refuses punctually to do so; (c) your liability will not be contingent or conditioned upon our pursuit of any remedies against the Franchise Owner or any other person; (d) your liability will not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which we may from time to time grant to Franchise Owner or to any other person, including, without limitation, the acceptance of any partial payment or performance or the compromise or release of any claims and no such indulgence shall in any way modify or amend this Guaranty; and (e) this Guaranty will continue and is irrevocable during the term of the Agreement and, if required by the Agreement, after its termination or expiration.

          4. ENFORCEMENT COSTS. If we are required to enforce this Guaranty in any judicial or arbitration proceeding or any appeals, you must reimburse us for our enforcement costs. Enforcement costs include reasonable accountants', attorneys', attorney's assistants', arbitrators' and expert witness fees, costs of investigation and proof of facts, court costs, arbitration filing fees, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for, or in contemplation of the filing of any written demand, claim, action, hearing

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or proceeding to enforce this Guaranty.

          5. EFFECTIVENESS. Your obligations under this Guaranty are effective on the Agreement Date, regardless of the actual date of signature. Terms not otherwise defined in the Guaranty have the meanings as defined in the Agreement. This Guaranty is governed by Illinois law and may be enforced in the courts of Kane County, Illinois. Each Guarantor irrevocably submits to the jurisdiction and venue of such courts.

         Each of the principal owners now signs and delivers this Guaranty as of the date of the Agreement.

PERCENTAGE OF OWNERSHIP                     GUARANTORS
INTEREST IN FRANCHISE OWNER

             50%                            /s/ Louis J. Morelli
----------------------------------          ---------------------------------
             50%                            /s/ Matthew Schubert
----------------------------------          ---------------------------------

----------------------------------          ---------------------------------

              2/18/98
Date:-----------------------------


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                                    EXHIBIT C

                              RELEASE OF FRANCHISOR

         This is a Release ("Release") given as of the 18th day of February 1998, by OutSource Franchising, Inc., a Florida corporation ("OFI"), to L.M. Investors, Inc., an Illinois corporation ("LM"), Louis J. Morelli ("Morelli"), and Matthew Schubert ("Schubert")

                                   BACKGROUND

         Pursuant to the terms of a Franchise Agreement dated November 1, 1994 between LM and OFI, an affiliate of OutSource International of America, Inc. ("OutSource"), (as assigned from Labor World of America, Inc.) (the "Franchise Agreement"), LM, Morelli, and Schubert operate a "LABOR WORLD BUSINESS" (as such term is defined in the Franchise Agreement) in and around the Joliet, Illinois area. Pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") by and among LM, Morelli, and Schubert and OutSource of even date herewith and a certain Mutual Termination Agreement (the "Mutual Termination Agreement") between OFI, LM, Morelli, and Schubert of even date herewith, OFI is to execute and deliver to LM and Morelli and Schubert this Release. Accordingly, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OFI hereby releases LM, Morelli, and Schubert as follows:

                                      TERMS

         1. Effective on the date of this Release, OFI and its legal representatives, attorneys, officers, directors, managers, members, shareholders, agents, employees, parent, affiliates, subsidiaries, predecessors, successors and assigns, hereby release, remise, relinquish, waive, acquit and forever discharges LM, Morelli, and Schubert, and their legal representatives, attorneys, officers, directors, shareholders, agents, employees, affiliates, subsidiaries, predecessors, successors and assigns, from any and all claims, causes of action, suits, debts, agreements, promises, demands, liabilities, contractual rights and/or obligations, of whatever nature or kind, in law or in equity, which OFI now has or ever had against LM, Morelli and Schubert and their legal representatives, attorneys, officers, directors, managers, members, shareholders, agents, employees, affiliates, subsidiaries, predecessors, successors and assigns, arising out of or relating to the Franchise Agreement and the franchise relationship between OFI, LM, Morelli, and Schubert, except as otherwise set forth in the Franchise Agreement or arising out of the Mutual Termination Agreement or the Asset Purchase Agreement and related documents.

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         2. This Release shall inure to the benefit of LM, Morelli, Schubert and their respective legal representatives, attorneys, officers, directors, shareholders, agents, employees, affiliates, subsidiaries, predecessors, successors and assigns.

         3. This Release shall be governed by and construed in accordance with the laws of the State of Illinois, excluding those laws of Illinois relating to conflicts of laws of different jurisdictions. The sole venue for any action arising hereunder shall be Kane County, Illinois.

         IN WITNESS WHEREOF, OFI has executed this Release as of the date first written above.

                                                OFI:

                                                OutSource Franchising, Inc.

/s/ Anita M. Dazzo                                  /s/ David Sparkman
------------------------------                  By: ----------------------------

                                                       Zone Vice President
                                                Title: -------------------------

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